United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

January 20, 2005

Date of Report (Date of earliest event reported)

OVERSEAS SHIPHOLDING GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

1-6749-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

511 Fifth Avenue

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8–K/A (“Amendment No. 1”) is filed as an amendment to the Current Report on Form 8–K filed by the Registrant on January 20, 2005 in connection with the acquisition by the Registrant of Stelmar Shipping Ltd. (subsequently renamed Overseas Shipping (GR) Ltd.) (“Stelmar”) on January 20, 2005. Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The historical interim consolidated financial statements of Stelmar as of September 30, 2004 and for the three-month and nine-month periods ended September 30, 2004 and 2003, previously filed by Stelmar with the SEC on Form 6-K on December 13, 2004, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.  The historical audited consolidated financial statements of Stelmar as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, previously filed by Stelmar with the SEC on Form 20-F on June 4, 2004, are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information

The pro forma condensed consolidated financial statements with respect to the transaction referred to above are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(c) Exhibits

The following exhibits are included herein:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Notice regarding consent of Arthur Andersen.

99.1	The historical interim consolidated financial statements of Stelmar as of September 30, 2004 and for the three-month and nine-month periods ended September 30, 2004 and 2003.

99.2	The historical audited consolidated financial statements of Stelmar as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003.

99.3	Pro forma condensed consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Overseas Shipholding Group, Inc.
(Registrant)

By:	/s/ Myles R. Itkin
Name: Myles R. Itkin Title: Senior Vice President, Chief Financial Officer and Treasurer

Date:  April 6, 2005

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Notice regarding consent of Arthur Andersen.

99.1	The historical interim consolidated financial statements of Stelmar as of September 30, 2004 and for the three-month and nine-month periods ended September 30, 2004 and 2003.

99.2	The historical audited consolidated financial statements of Stelmar as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003.

99.3	Pro forma condensed consolidated financial statements.